EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Shuffle Master, Inc. (the “Company”) on Form 10-K/A for the period ended October 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard L. Baldwin, Senior Vice President and Chief Financial Officer, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that to the best of my knowledge:

(1)            The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 23, 2007
/s/ RICHARD L. BALDWIN
Richard L. Baldwin
Senior Vice President and Chief Financial Officer